UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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ProUroCare Medical Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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To Our Shareholders:

Our primary goal during 2009 – 2010 has been to ensure completion of the FDA review and approval process for the ProUroScan prostate imaging system.  We have also worked to initiate commercial manufacturing and create a Scientific Advisory Board to guide our initial marketing and physician training efforts.  We have been working diligently so that we are well positioned to receive regulatory clearance and to begin preliminary marketing of the ProUroScan system in 2010.

One of the most critical steps for obtaining FDA clearance of the ProUroScan system was submission of a 510(k) application late last year.  In March 2010, the FDA raised a question about the predicate device  that was cited in the 510(k) stating that it may not be appropriate for the proposed labeling claim.  After meeting with the agency, a decision was made to transition the 510(k) to a de novo filing.  The de novo regulatory path is an alternative to a 510(k) for unique and novel technologies that are considered low risk (Class I or II) devices.  On May 21st, a de novo application for the ProUroScan system was formally filed with the FDA.  Based on regulatory requirements, it is anticipated that the FDA will respond to the application in the July/August timeframe.  This response could provide clearance to market the system or raise additional questions.  Once cleared as a de novo, the ProUroScan potentially may serve as a predicate for future labeling claims involving expanded "indications for use" applications.

In anticipation of FDA clearance, we have initiated manufacturing of clinical systems in Minneapolis. These pre-commercialization systems will be provided under IRB control to the physicians that will participate on our Scientific Advisory Board.  We expect to begin production of commercially salable systems soon after receiving FDA clearance, and are working now to ensure that all required manufacturing and regulatory controls are in place.

Our Scientific Advisory Board, now nearly completed, will include seven physicians from leading medical centers in the U.S.  These physicians were selected because of their involvement in the research and testing of innovative technologies for the detection and treatment of prostate disease.  We plan to hold our first meeting of the advisors in September this year.

Coincident with FDA clearance, production of commercial systems and initial selling and marketing efforts, we will aggressively pursue both medical device and pharmaceutical companies that can serve as a potential distribution partner.  Conversations with some of these companies have begun and we are in the process of contacting additional potential partners in the U.S. and Western European markets.

Finally, all of this activity does not come without significant discussions and cooperation among our corporate partners and leading physicians involved in the prostate disease field.  A number of promising new product concepts, product line extensions and potential patents have come from these discussions.  We are in the process of evaluating these ideas and expect to pursue licensing agreements for these exciting technologies.

I encourage you to attend our shareholders meeting where we will talk in more detail about some of these new initiatives.  The meeting will be held on August 10th at 3:30pm in the offices of Fredrickson and Byron in Minneapolis, Minnesota.

Sincerely,

/s/Richard Carlson

Richard Carlson
CEO
July 2, 2010

ProUroCare Medical Inc.
6440 Flying Cloud Dr., Suite 101
Eden Prairie, MN 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 10, 2010

TO THE STOCKHOLDERS OF PROUROCARE MEDICAL INC.:

ProUroCare Medical Inc. will hold its Annual Meeting of Stockholders at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402, on Tuesday, August 10, 2010 at 3:30 p.m. local time, or at any adjournment or adjournments thereof.  We are holding the meeting for the following purposes:

1.	To elect six directors to our Board of Directors;

2.	To ratify the Audit Committee’s selection of our independent registered public accounting firm for fiscal 2010; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on June 22, 2010 will be entitled to vote at the meeting or any adjournments thereof.  Adoption of each of our proposals requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of our 2009 Annual Report is enclosed.

You can vote your shares by completing and returning a proxy card.  Most stockholders can also vote over the Internet or by telephone.  If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the proxy statement.  You can help us save money by voting over the Internet or by telephone.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors,

/s/ David F. Koenig

David F. Koenig
Secretary

July 2, 2010

PROUROCARE MEDICAL INC.
6440 Flying Cloud Dr., Suite 101
Eden Prairie, MN 55344

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 10, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProUroCare Medical Inc. (“ProUroCare,” the “Company,” “we,” “our” or “us”) to be used at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 10, 2010, for the purpose of considering and taking appropriate action with respect to the following:

1.	The election of six directors to our Board of Directors;

2.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for fiscal 2010; and

3.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or delivered to stockholders on or about July 2, 2010.

Proxies

Only holders of record of our common stock at the close of business on June 22, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 12,909,821 shares of our common stock outstanding on the Record Date.  Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.  A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of (i) each of the nominees for director, (ii) the appointment of Baker Tilly as independent registered public accounting firm for fiscal 2010 and (iii) the approval of any other matters to be considered at the Annual Meeting.  For purposes of the vote on the proposals listed above or any other matters to be considered at the Annual Meeting, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters.  If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum, but those shares are considered to be "uninstructed". New York Stock Exchange (“NYSE”) rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. The applicable NYSE rules permit brokers to exercise discretion to vote uninstructed shares with respect to the proposal to ratify the appointment of Baker Tilly as our independent registered public accounting firm for fiscal 2010. The rules do not permit member brokers to exercise discretion on the proposal to elect directors.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy card to our Secretary.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a stockholder who has signed a proxy does not alone revoke that proxy.

All shares entitled to vote and represented by properly completed proxies received prior to this meeting and not revoked at the meeting will be voted at the meeting in accordance with your indications.  If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted as the Board of Directors recommends.  If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the election of six director nominees named in this Proxy Statement and “FOR” the ratification of Baker Tilly as our independent registered public accounting firm for fiscal 2010.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Voting Procedures

You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

• To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

• To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction form as instructed by your broker, bank or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.  You may also request a legal proxy at www.shareholdermaterial.com/pumd.

Cost of Proxy Distribution and Solicitation

Our Board of Directors has sent you this Proxy Statement.  The Company will bear the cost of preparing, assembling and mailing the proxy statement, proxy card, 2009 Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.  No additional compensation will be paid for such employee solicitation.

Annual Report

An Annual Report of the Company setting forth the Company’s activities and containing financial statements of the Company for the fiscal year ended December 31, 2009 accompanies this Notice of Annual Meeting and Proxy Statement.  Stockholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission (the “SEC”), by writing to: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, Attention: Chief Financial Officer, or by calling the Company at (952) 476-9093.

CORPORATE GOVERNANCE

Director Independence

Each of Messrs. Chambers, Koenig, Rudelius and Smith qualifies as an “independent director,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing rules.  As an executive officer of the Company, Mr. Carlson does not qualify as an “independent director.”  Our Board has determined that due to his beneficial ownership of our securities, Mr. Davis does not qualify as independent.

Attendance at Meetings

In addition to committee meetings, during fiscal 2009, the Board held seven meetings.  Each director attended more than 75 percent of the meetings of the Board and its committees on which the director served.  It is the Company’s policy that all Board members be in attendance at the Annual Meeting of Stockholders.  All Board members were in attendance at the 2009 Annual Meeting.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and a Code of Ethics that apply to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of each of the Code of Business Conduct and the Code of Ethics is available on our website at http://www.prourocare.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and the Code of Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the SEC rules or, to the extent permitted, the NASDAQ rules. A current copy of the Code of Business Conduct and the Code of Ethics may also be obtained, without charge, upon written request directed to us at: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Board Leadership Structure

The Board believes it is important to maintain flexibility in its board leadership structure and, therefore, has not mandated either the combination or separation of the positions of Chair of the Board and Chief Executive Officer ("CEO").  Given the demanding nature of the Chair and CEO positions, the Board believes, that it is appropriate to have two different persons occupying each role.  In late 2006 and early 2007, the Company reorganized its management and Board structure, and named our current CEO as “Acting Chairman of the Board” until such time as a qualified independent Chair of the Board can be identified and elected.  The Board continues to actively search for a highly qualified independent persons to join the Board who have the potential to become Chairman.

Board Committees

The Board of Directors has three standing committees:

•	The Nominating and Governance Committee, the members of which are Robert Rudelius (Chair) and Michael Chambers.

•	The Compensation Committee, the members of which are David Koenig (Chair), James Davis and Scott Smith.

•	The Audit Committee, the members of which are Scott Smith (Chair) and Robert Rudelius.

Each committee has a charter governing their duties and obligations to the full Board and our stockholders that was approved by our Board of Directors, a current copy of which is available on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.” The members of each of these committees qualify as “independent directors.”

Board Involvement in Risk Oversight

The Company's management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company's risk exposures on a day-to-day basis. The Board's responsibility is to monitor the Company's risk management processes concerning the Company's material risks and evaluating whether management has reasonable controls in place to address the material risks.  Since 2007, the Company has operated with its two officers as its only employees.  This has been possible because of the very active role the Board has played, and continues to play, in providing on-going oversight to management in identifying and managing the material risks the Company faces.

While the Board periodically reviews and discusses the overall risks the Company faces, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management's processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls.  In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation and compensation generally. The Nominating and Governance Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with non-employee director compensation. In addition, the Nominating and Governance Committee periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

We believe that the Board's role in risk oversight of the Company is consistent with the Company's leadership structure and stage of development, with the officers of the Company having responsibility for assessing and managing the Company's risk exposure, working closely with the Board and its committees who provide oversight in connection with those efforts.

Nominating and Governance Committee

Our Nominating and Governance Committee’s responsibilities include:

-	recommending a size and composition of the Board that the Committee determines is best suited to fulfilling the Board’s responsibilities;

-
identifying individuals believed to be qualified to become Board members in accordance with the nominating criteria set forth under the caption “Director Nominations” and recommending to the Board the nominees to stand for election as directors at the Annual Meeting of stockholders or, if applicable, at a special meeting of stockholders;

-	reviewing and recommending to the Board the charters of all Board committees with a view to comprehensive and effective committee operations and to prevent conflicts among committees;

-	recommending to the Board a compensation and benefits package that will attract and retain qualified directors;

-	providing oversight of the succession plan for our CEO and recommending to the Board a successor chief executive officer when a vacancy occurs;

-	evaluating stockholder proposals received by the Company and making appropriate recommendations to the Board;

-
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and providing ongoing oversight of governance, with the objective of compliance with corporate governance standards, policies and practices; and

-	reviewing and recommending to the Board with regard to articles of incorporation, bylaws or stockholder rights plan issues or changes in fundamental corporate charter provisions.

Our Nominating and Governance Committee is authorized to retain advisors and consultants, and to compensate them for their services.

Our Nominating and Governance Committee met once during 2009.

Compensation Committee

Our Compensation Committee’s responsibilities include:

-
adopting an executive compensation strategy consistent with the Company’s plans and objectives and periodically considering the competitiveness of the Company’s executive compensation and other compensation programs with respect to relevant industries and the business community generally;

-
reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining and approving the CEO’s compensation based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the CEO in past years and any other relevant factors;

-
meeting with the Company’s management and, if appropriate, independent advisors to review current trends and practices in executive compensation and reviewing disclosure requirements under various securities rules and regulations;

-
overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes complying with federal tax regulations;

-
reviewing and establishing all compensation arrangements between the Company and its executive officers (such arrangements may include, but shall not be limited to, cash compensation, bonuses, stock options, restricted stock awards, insurance, retirement, other benefits and other perquisites); and

-	administering all stock plans (stock options, restricted stock, stock purchase, etc.) and granting awards under such plans consistent with each plan's intended purpose.

As set forth in the Compensation Committee charter, the Committee:

-
has the authority to engage independent compensation consultants and legal advisors when determined by the Committee to be necessary or appropriate. The Committee did not engage a compensation consultant to assist it with establishing executive compensation levels in 2009;

-	has the authority to delegate its responsibilities as it may deem appropriate, to the extent allowed under applicable law. The Committee generally does not delegate its responsibilities to others; and

-
requests that the CEO provide to the Committee his recommendations relative to compensation of other executive officers of the Company. The Committee meets in executive session to determine the compensation of the CEO of the Company.

Our Compensation Committee met five times during 2009.

Audit Committee

Our Audit Committee’s responsibilities include:

-	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

-	overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;

-	overseeing the work of our internal auditor, including approving the internal audit annual plan submitted by the internal auditor;

-	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

-	monitoring our internal control over financial reporting, disclosure controls and procedures, code of business conduct and code of ethics; and

-	meeting independently with our internal auditing staff, the independent registered public accounting firm and management.

Our Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

Our Board of Directors has established a two-member Audit Committee that currently consists of Messrs. Smith, the Chairman, and Rudelius.  Mr. Koenig was a member of the Audit committee during all of 2009 and through March 1, 2010. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.prourocare.com.

The board of directors has determined that Mr. Smith is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.  Mr. Smith was an Audit Partner for Arthur Andersen and is a Certified Public Accountant and a Certified Management Accountant.  Both members of the Audit Committee qualify as “independent directors,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing standards.  Moreover, the board of directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Our Audit Committee met six times during 2009.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2009 with management and with the Company’s independent registered accounting firm, Baker Tilly. The Audit Committee has discussed with Baker Tilly the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly its independence. In addition to the information provided by Baker Tilly, the Audit Committee considered the level of non-audit services provided by Baker Tilly in determining that they were independent.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Submitted by the members of the Audit Committee:

Scott E. Smith (Chair)

Robert Rudelius

Director Nominations

The process followed by our Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Nominating and Governance Committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, our Nominating and Governance Committee considers the criteria set forth in our Nominating and Governance Committee Charter (available on our website as noted above). These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, commitment to participate as a director and conflicts of interest that would impair such candidate’s ability to act in the interests of all stockholders. Our Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.  While there is no specific policy concerning Board diversity, qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin or disability.  Our Nominating and Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Governance Committee for consideration as potential director candidates by submitting the name, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5 percent of our common stock for at least a year as of the date the recommendation is made, to the Nominating and Governance Committee, ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process and considering the same criteria, as it follows for candidates submitted by others. If our Board of Directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

No candidates for director nominations were submitted by stockholders in connection with the 2010 Annual Meeting.

Stockholder Communications with Directors

Our Board has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Audit Committee, Mr. Smith, in care of our Secretary at 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Nominating and Governance Committee, Mr. Rudelius, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require our directors, executive officers and holders of more than 10 percent of our common stock to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission.  Based on the Section 16 reports filed by our directors, executive officers and greater than 10 percent beneficial owners and written representations of our directors and executive officers, we believe there were no late or inaccurate filings for transactions occurring during fiscal 2009, except as follows:

Name	Number of Late Reports	Number of Transactions Reported Late
David Koenig	1	1
Robert Rudelius	1	1
Scott Smith	1	1
James Davis	1	1

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 11, 2010, by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days of June 11, 2010.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.  Unless otherwise indicated, the address of each of the following persons is 6440 Flying Cloud Drive, Suite 101, Eden Prairie, MN 55344.

Name	Shares Beneficially Owned	Percent of Class
Richard C. Carlson(1)	160,850	1.2
Michael Chambers(2)	198,941	1.5
James L. Davis (3)	3,093,995	21.9
David F. Koenig(4)	107,363	*
Robert J. Rudelius(5)	164,815	1.3
Scott E Smith(6)	211,067	1.6
Richard B. Thon(7)	74,666	*
All directors and officers as a group (7 total)(8)	4,011,697	27.4
Armen Sarvazyan(9)(10)	1,077,485	8.3
Phillips W. Smith Family Trust(11)(12)	683,522	5.3

*Less than one percent.

(1)	Includes direct holdings of 850 shares of common stock and currently exercisable options to purchase 160,000 shares of common stock.

(2)
Includes direct holdings of 113,000 shares of common stock, currently exercisable options to purchase 2,165 shares of common stock and currently exercisable warrants to purchase 83,776 shares of common stock.

(3)
Includes the following directly held shares and immediately exercisable warrants and convertible notes: 1,739,210 shares of common stock, 133,775 shares of stock issuable pursuant to loan guarantees within 60 days, currently exercisable options to purchase 2,165 shares of common stock and warrants to purchase 972,203 shares of common stock.  Shares beneficially owned also include the following shares and immediately exercisable warrants held by Davis & Associates Inc., 401K PSP, of which Mr. Davis has sole voting power: 74,964 shares of common stock and warrants to purchase 91,014 shares of common stock.  Shares beneficially owned also include the following shares and immediately exercisable warrants held by Davis & Associates Inc., of which Mr. Davis has sole voting power: 37,482 shares of common stock and warrants to purchase 43,182 shares of common stock.

(4)
Includes direct holdings of 75,916 shares of common stock held directly and currently exercisable options to purchase 3,000 shares of common stock. Also includes 1,875 shares held by Clinical Network Management Corp. and 26,572 shares held by Clinical Network, Inc. with respect to each of which Mr. Koenig is an officer and minority owner.

(5)
Includes direct holdings of 64,317 shares of common stock, warrants to purchase 33,986 shares of common stock and currently exercisable options to purchase 25,000 shares of common stock.  Also includes 24,756 shares of common stock and currently exercisable warrants to purchase 16,756 share of common stock held by Nobel Ventures, of which Mr. Rudelius is an officer and the managing director.

(6)	Includes direct holdings of 126,592 shares of common stock, warrants to purchase 59,475 shares of common stock and currently exercisable options to purchase 25,000 shares of common stock.

(7)	Includes currently exercisable directly held options to purchase 66,333 shares of common stock.

(8)	Includes Messrs. Carlson, Chambers, Davis, Koenig, Rudelius, Smith and Thon.

(9)	The address of Dr. Sarvazyan is 1753 Linvale-Harbourton Rd., Lambertville, NJ 08530.

(10)
Includes direct holdings of 937,099 shares of common stock.  Also includes 122,386 shares of common stock and currently exercisable warrants to purchase 18,000 shares of common stock held by Artann Laboratories Inc., of which Dr. Sarvazyan is an officer and minority owner.

(11)	The address of the Phillips W. Smith Family Trust is 5636 E. Mockingbird Lane, Paradise Valley, AZ 85253.

(12)	Shares beneficially owned include 613,199 directly held shares and immediately exercisable warrants to purchase 70,323 shares.

Certain Relationships and Related Transactions

Upon the January 7, 2009 effective date of the Company’s 2009 Public Offering, convertible debentures and accrued interest in the amount of $239,222 were automatically converted into 79,741 shares of our common stock for each of James Davis and William Reiling.

Upon the January 12, 2009 closing of the 2009 Public Offering, the following convertible notes held by related parties were automatically converted into Units, each consisting of one share of our common stock and one five-year warrant to purchase common stock at $1.30 per share:

Related Party	Amount of Convertible Debt and Accrued Interest Converted	Units Received upon Conversion
James Davis	$393,557	652,182
William Reiling	$52,474	74,964
Robert Rudelius	$31,318	44,742
Scott Smith	$36,732	52,475

On January 15, 2009, the Company repaid an outstanding $37,500 loan along with accrued interest thereon to Mr. Reiling.

On February 6, 2009, convertible debentures (and the accrued interest thereon) in the amount of $98,114 held by Mr. Davis automatically converted into 140,163 shares of our common stock.

On March 19, 2009, pursuant to the guaranties received relating to the Company’s renewal of its $1,200,000 Crown Bank promissory note, the Company issued an aggregate 66,667 shares of its common stock as consideration to each of Mr. Davis and Mr. Reiling, and agreed to issue a further 11,111 shares to each per month for each month the notes remained outstanding after August 31, 2009.  On June 25, 2010, the Company issued 66,666 shares of its common stock that had been accrued pursuant to this agreement to each of Mr. Davis and Mr. Reiling.  On June 28, 2010, the Company renewed $900,000 of the original Crown Bank promissory note along with another $100,000 Crown Bank promissory note formerly guaranteed by another individual.  Mr. Davis and Mr. Reiling agreed to provide guarantees for both Crown Bank promissory notes under the same stock compensation formula as was provided for the March 19, 2009 guarantees.  The Company agreed to continue to accrue for issuance 11,111 shares per person per month for each month the notes remain outstanding, with a minimum of 66,667 shares.

On March 19, 2009, a $37,500 convertible promissory note and a $150,000 convertible promissory note due to Mr. Davis were refinanced and combined with other loans and advances on behalf of the Company from Mr. Davis in a $281,000 convertible promissory note.  On May 26, 2009, Mr. Davis exercised his conversion rights under the promissory note and the note was converted into 510,909 shares of the Company’s common stock.

On April 13, 2009, the Company issued an aggregate of 27,366 shares of its common stock to Mr. Koenig, Mr. Rudelius and Mr. Smith as payment of $20,251 directors’ fees accrued through December 31, 2008, in lieu of cash.

On September 1, 2009, the Company borrowed $26,000 from Mr. Smith for working capital purposes.  On November 6, 2009, the entire amount due to Mr. Smith was applied toward his exercise of warrants tendered in the Replacement Warrant Offering.  On November 6, 2009, the Company issued 925 shares of its common stock valued at $1,322 to Mr. Smith as consideration for making the loan and in lieu of cash interest.

Between May 1, 2009 and September 16, 2009, Mr. Davis made various payments for the benefit of the Company and provided the Company with certain cash advances totaling approximately $243,000.  On September 21, 2009, Mr. Davis and the Company executed the Davis Note.  Upon execution of the Davis Note, the Company agreed, as consideration for making the payments and advances represented by the Davis Note, to issue to Mr. Davis 19,833 shares of its common stock and to accrue for future issuance to Mr. Davis 2,700 shares of common stock for each month (or portion thereof) that the Davis Note is outstanding after March 21, 2010.  In addition, under the terms of the Davis Note, the Company will accrue for issuance to Mr. Davis in lieu of cash interest, 1,618 shares of its common stock for each month (or portion thereof) that the principal amount of the Davis Note is outstanding.  All of the shares accrued for issuance to Mr. Davis will be issued upon repayment of the Davis Note.  The Davis Note matures on March 28, 2011. The promissory note provides Mr. Davis with a subordinated security interest in the Company’s assets.

On March 1, 2010, Mr. Koenig entered into a consulting agreement with the Company.  Pursuant to the terms of the consulting agreement, Mr. Koenig will be paid $4,000 per month for the 12 months following the date of the agreement.

On June 11, 2010, the Company closed on a private placement of $885,000 of unsecured promissory notes (the “2010 Private Placement”).  Three directors participated in the 2010 Private Placement:  Mr. Davis purchased $182,000 of the notes, Mr. Koenig purchased $65,000 of the notes and Mr. Rudelius purchased $26,000 of the notes.  During the first 30 days of the note term, each note will bear interest payable in warrants to purchase shares of the Company’s common stock.  For every $13,000 original principal amount of notes, warrant interest will accrue at a rate of 333.333 shares of common stock per day, up to a maximum of 10,000 warrants per $13,000 of original principal amount of Notes.  The warrants have an exercise price of $1.30 per share, a three-year term and are immediately exercisable.  The Company may elect to redeem the warrants at any time after the last sales price of the Company’s common stock equals or exceeds $4.00 for 10 consecutive trading days.  Following the initial 30 days of the note term, each note will bear interest at a 6% annual rate, payable in cash at maturity. The Notes will mature on December 1, 2010.  The Company may prepay, in whole or in part, the unpaid principal of the Notes at any time prior to the maturity date.  By its terms, the principal and cash interest accrued on the note may be used to pay for the exercise of any warrants or options of the Company.

Mr. Koenig intends to enter into an exchange transaction with Mr. Davis, whereby Mr. Koenig will exchange the 50,000 common stock warrants issued to him under the 2010 Private Placement for warrants currently held by Mr. Davis.

ELECTION OF DIRECTORS
(PROPOSAL ONE)

The Board of Directors currently consists of six directors each of whom has been nominated by the Board of Directors for re-election by the stockholders.  If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified.  The number of director seats on the Board of Directors has been fixed at seven.  Only six nominees have been named because, although the Company is actively recruiting highly qualified individuals to fill the remaining director seat, no such nominee was identified at the time this Proxy Statement was prepared.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends that you vote FOR the election of the six nominated directors.  Proxies will be voted FOR the election of the six nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Director Nominees

Richard C. Carlson, Chief Executive Officer, Director since 2006 and Acting Chairman of the Board since 2007.  Mr. Carlson was hired as our Vice President of Marketing and Sales in January 2005, and was promoted to Chief Executive Officer in November 2006.  Prior to joining the Company, Mr. Carlson held several positions with SurModics, Inc., a company that provides surface modification solutions for medical device and biomedical applications, from 1998 to 2004, including Vice President of Marketing and Sales and Vice President of Strategic Planning.  Age: 58.

Mr. Carlson’s extensive experience marketing urology products with American Medical Systems, C.R. Bard and Boston Scientific is invaluable in developing market strategies for the Company’s products.

Michael Chambers, JD, Ph.D. Elected Director on March 1, 2010.  Dr. Chambers currently serves as President and CEO of Swift Biotechnology, a company he co-founded in January 2010. Swift is commercializing early diagnostics for gynecological cancers through technology invented at the Mitchell Cancer Institute.  From 1999 through 2005, Dr. Chambers served as President and CEO of InnoRx Pharmaceuticals, a privately-held company specializing in drugs and drug delivery systems for ophthalmic diseases that he helped establish. He is also "of Counsel" to the law firm of Cabaniss Johnston, based in Birmingham, Alabama.  Dr. Chambers is a member of the Nominating and Governance Committee.  Age: 55.

Dr. Chambers experience as an attorney, angel investor and medical products entrepreneur helps the Board address key issues it faces in intellectual property matters and global expansion opportunities.

James L. Davis. Elected Director on March 1, 2010.  Mr. Davis is the President of Davis & Associates, Inc. which he founded more than 30 years ago. Davis & Associates represents the leading edge lighting and controls manufacturers, providing lighting and controls solutions for customers in the upper Midwest.  Mr. Davis is a member of the Compensation Committee.  Age: 65.

Mr. Davis brings to the Board extensive experience as a successful independent business owner and an active investor in entrepreneurial companies. He has served as Director on both private and public company Boards over the last 20 years.

David F. Koenig, Director since 2004.   Mr. Koenig served as a director of our predecessor company, ProUroCare Inc. (“PUC”), from 1999 until April 2004, when he became a director of the Company upon the merger of PUC with an acquisition subsidiary of the Company (the “Merger”).  From 1996 to 2005, Mr. Koenig was the Executive Vice President and Chief Operating Officer of Solar Plastics, Inc., a manufacturer of custom rotationally molded plastic parts.  Mr. Koenig is Chairman of the Compensation Committee.  Age: 69.

Mr. Koenig has valuable experience in raising funds with both private and institutional investors, in commercial banking relationships and deal structuring and in strategic business planning. All of these functions are of particular importance to the Company at its current stage.

Robert J. Rudelius, Director since 2007.  Since 2003, Mr. Rudelius has been the Managing Director and CEO of Noble Ventures, LLC, a company he founded, providing advising and consulting services to early-stage companies in the information technology, renewable energy and loyalty marketing fields.  Mr. Rudelius is also the Managing Director and CEO of Noble Logistics, LLC, a holding company he founded in 2002 to create, acquire and grow a variety of businesses in the freight management, logistics and information technology industries.  Mr. Rudelius is the Chairman of the Nominating and Governance Committee and is a member of the Audit Committee.  Age: 54.

Mr. Rudelius' experience launching several new ventures combined with 25 years of experience leading information technology companies and consulting on IT/systems matters for global companies provides a valued perspective to the Board.

Scott E Smith, Director since 2006. Mr. Smith currently provides consulting to best-in-class companies to help them grow rapidly and profitably. He was previously employed by F-2 Intelligence Group (“F2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues. From 2004 to 2008, Mr. Smith served as F2’s Regional Director of Sales for Private Equity, where he advised private equity firms on market and competitive intelligence issues. Prior to joining F2, Mr. Smith was employed by Arthur Andersen for 23 years and served the last 10 years as an audit partner.  Mr. Smith also serves on the board of directors and chairs the audit committee of Table Trac, Inc.  Mr. Smith is a Certified Public Accountant and a Certified Management Accountant. Mr. Smith is Chairman of the Audit Committee and a member of the Compensation Committee. Age: 54.

Mr. Smith’s expertise gained through 23 years of experience in public accounting (including 10 years as an audit partner at Arthur Andersen) is invaluable to the Company.  Mr. Smith provides leadership and guidance on the Company’s accounting and financial reporting issues.

There are no family relationships among our executive officers or directors.

Director Compensation

During 2009, each of our non-employee directors received an annual payment of $10,000 for services to the Company. The chairpersons of our Compensation, Audit and Nominating and Governance committees received an additional annual payment of $2,500 and each committee member received an annual payment of $1,000 per committee. In addition, we granted to all non-employee directors a one-time non-qualified stock option upon election or appointment to the Board of Directors to purchase 3,000 shares of our common stock at fair market value that vested ratably over two years of service.  We also granted immediately vesting options to purchase 1,000 shares of our common stock at fair market value to each director upon their annual re-election to the Board.

Effective January 1, 2010, in addition to the annual payment of $10,000 for services to each of our non-employee directors, the chairpersons of our Compensation and Nominating and Governance Committees will receive $750 per committee meeting up to a maximum of $3,000 per year.  Non-chair committee members of those committees will receive $500 per meeting, up to an annual maximum of $2,000.  The chairperson of the Audit Committee will receive $750 per committee meeting, up to a maximum of $6,000 per year, while other members of the Audit Committee will receive $500 per meeting up to a maximum of $4,000 per year.  In addition, non-employee directors will receive non-qualified stock options upon election or appointment to the Board of Directors, and annually thereafter, to purchase a number of shares equal to $25,000 divided by the then current stock price.  The initial grant will vest ratably over two years of service, while subsequent annual grants will vest immediately.

On March 3, 2009, the Company granted non-qualified stock options to Mr. Koenig (30,000 options), Mr. Smith (20,000 options) and Mr. Rudelius (20,000 options).  The options are fully vested and are exercisable for a period of seven years at an exercise price of $0.85 per share.  On September 29, 2009, the Company issued non-qualified stock options to Mr. Koenig (50,000 options), Mr. Smith (30,000 options) and Mr. Rudelius (30,000 options).  The options expire seven years from the date of issuance, are exercisable at $1.50 per share and vest upon the latter of the date that the Company is cleared by the FDA to sell its ProUroScan System in the United States or the date that the Company closes on an aggregate of $2.0 million or more of incremental financing after the date of grant, including financing received upon the exercise of existing warrants.

Directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

The table below sets forth director compensation earned during 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(4) ($)	Option Awards(5) ($)	Total ($)
David Koenig(1)	$7,250	$7,250	$81,900	$96,400
Scott Smith(2)	$12,500	$0	$50,900	$63,400
Robert Rudelius(3)	$13,500	$0	$50,900	$64,400

(1)	Chairman of the Compensation Committee.

(2)	Chairman of the Audit Committee.

(3)	Chairman of the Nominating and Governance Committee.

(4)
On September 29, 2009, we issued a total of 4,834 shares of our common stock to Mr. Koenig in lieu of $7,250 cash as payment of directors’ fees earned in 2009, based on the average of the closing bid and asked price on that date as quoted by the OTCBB.  Not included in the 2009 compensation are 27,366 shares of common stock issued to our directors in lieu of cash as payment for $20,251 of directors’ fees earned in 2008.

(5)
The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the fiscal years ended December 31, 2009 as determined using the Black-Scholes pricing model. See Notes 1(i) and 14(j) to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in Part II, Item 8 of this Annual Report on Form 10-K for the material terms of stock option grants.  As of December 31, 2009, Mr. Koenig held 53,000 stock options and Mr. Smith and Mr. Rudelius each held 55,000 options.

Executive Compensation and Other Information

Current Executive Officers:

Richard C. Carlson, Chief Executive Officer.  See “Election of Directors (Proposal One)” above.

Richard B. Thon, Chief Financial Officer.  Mr. Thon has been our Chief Financial Officer since 2004.  Age: 54.

There are no family relationships among our executive officers or directors.

Summary Compensation Table

The following table sets forth the compensation earned for services rendered in all capacities by our Chief Executive Officer and Chief Financial Officer. There were no other executive officers or other individuals who earned more than $100,000 during 2009. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”

Name and Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(3)	All Other Compen- sation ($)(4)	Total ($)
Richard Carlson(1)	2009	$150,000	$20,000	$249,700	$2,107	$421,807
Chief Executive Officer	2008	$150,000	$—	$58,900	$2,103	$231,003
and Acting Chairman of the
Board
Richard Thon(2)	2009	$133,015	$20,000	$103,200	$8,185	$264,400
Chief Financial Officer	2008	$136,375	$—	$29,150	$4,825	$170,350

(1)	All compensation Mr. Carlson earned is related to his duties as an officer. See “Executive Compensation—Employment Agreements” for the terms of Mr. Carlson’s current employment arrangements with us.

(2)	See “Executive Compensation—Employment Agreements” for the terms of Mr. Thon’s current employment arrangements with us.

(3)
The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for stock options granted during the fiscal years ended December 31, 2009 and 2008, as determined using the Black-Scholes pricing model. See Notes 1(f) and 7(b) to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 included in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Notes 1(i) and 15(j) to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in Part II, Item 8 of this Annual Report on Form 10-K for the material terms of stock option grants.

(4)
Other compensation represents insurance premiums paid by us with respect to term life insurance and long-term care polices for the benefit of the executive. There is no cash surrender value associated with the policies.

Outstanding Equity Awards at December 31, 2009

No stock options or stock-appreciation rights were exercised by our Named Executive Officers during fiscal 2009, and no stock appreciation rights were outstanding at the end of fiscal 2009. The table below sets forth outstanding but unexercised options of our Named Executive Officers as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date
Richard Carlson	10,000	—		—		$5.00	February 1, 2017
	30,000	40,000	(2)	—		$1.00	July 11, 2015
	90,000	10,000	(3)	—		$0.85	March 3, 2016
	—	—		150,000	(4)	$1.50	September 29, 2016

Richard Thon	—	—		5,000	(5)	$7.50	March 1, 2011
	3,000	—		—		$11.33	April 18, 2012
	18,333	16,667	(6)	—		$1.00	July 11, 2015
	45,000	—		—		$0.85	March 3, 2016
	—	—		60,000	(4)	$1.50	September 29, 2016

(1)
See Notes 1(i) and 14(j) to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in Part II, Item 8 in this Annual Report on Form 10-K for the material terms of stock option grants.

(2)	20,000 shares will vest on July 1 of each of 2010 and 2011.

(3)	Vested January 1, 2010.

(4)
Equity Incentive Plan awards will vest upon the latter of (i) the Company securing FDA market clearance of its ProUroScan System and (ii) the date that the Company closes on an aggregate of $2.0 million or more of incremental equity financing after the date of grant.

(5)	Equity Incentive Plan Award that will vest upon the Company securing FDA market clearance of its ProUroScan System.

(6)	8,333 shares will vest on July 1, 2010 and 8,334 shares on July 1, 2011.

Employment Agreements and Other Executive Compensation Matters

On July 16, 2008, we entered into an employment agreement with Mr. Carlson, our Chief Executive Officer. The agreement provided for a minimum annual salary of $150,000, a cash incentive bonus potential of up to 40 percent of Mr. Carlson’s base pay, and eligibility to participate in an annual grant of options to purchase shares of common stock, as determined by our board of directors. Mr. Carlson’s agreement expired on December 31, 2009.

On July 21, 2007, we entered into an employment agreement with our Chief Financial Officer, Richard Thon. The agreement provided for a minimum annual salary of $140,000, a cash incentive bonus potential of up to 30 percent of Mr. Thon’s base pay and eligibility to participate in an annual grant of options to purchase shares of common stock, as determined by our Board of Directors. Mr. Thon’s agreement expired on June 30, 2009.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL TWO)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly as our independent registered public accounting firm for the 2010 fiscal year. Although not legally required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Baker Tilly for stockholder ratification at the Annual Meeting.  Representatives of Baker Tilly are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee shall meet and may reconsider its selection, but it is not legally required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  Proxies will be voted FOR ratifying this appointment unless a contrary choice is specified.

Relationship with Independent Registered Public Accounting Firm

Baker Tilly has acted as the Company’s independent registered public accounting firm since 2004 and has been selected by the Audit Committee to serve in the same capacity for fiscal 2010.

Fees of Independent Public Accountants

The following is an explanation of the fees billed to the Company by Baker Tilly for professional services rendered for the fiscal years ended December 31, 2009 and 2008, which totaled $100,056 and $137,111, respectively.

Audit Fees. Audit fees consist of fees billed by Baker Tilly for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.  Audit fees were $77,041 and $91,021 for the years ended December 31, 2009 and 2008, respectively.

Tax Fees. Tax fees consist of fees billed by Baker Tilly for professional services for tax compliance, tax advice and tax planning. Tax fees were $2,060 and $1,300 for the years ended December 31, 2009 and 2008, respectively.

All Other Fees.  Other fees consist of fees billed by Baker Tilly for professional services rendered for the review of private placement memorandums and registration statement filings on Form S-1, Form S-3 and Form S-8.  Other fees were $20,955 and $44,790 for the years ended December 31, 2009 and 2008, respectively.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC.  This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year.  The Audit Committee has delegated to each of its members pre-approval authority between meetings of the Audit Committee.  The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm

All of the services provided by our independent registered public accounting firm in fiscal 2009 and 2008 were approved by the Audit Committee under its pre-approval policies.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Any stockholder who desires to submit a proposal for action by the stockholders at our 2011 Annual Meeting must submit such proposal in writing to our Secretary, David F. Koenig, by March 9, 2011 to have the proposal included in our proxy statement for the meeting.  Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Rule 14a-4 promulgated under the Exchange Act governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.  With respect to our 2011 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by May 23, 2011, the management proxies will be allowed to use their discretionary authority as outlined above.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy statements and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of these documents and wish to receive only one, please contact us in writing at ProUroCare Medical Inc., Attention: Chief Financial Officer, 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, or by telephone at (952) 476-9093. We will deliver promptly upon written or oral request a separate copy of our proxy statement and annual report to a stockholder at a shared address to which a single copy of such documents was delivered.

OTHER MATTERS

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

July 2, 2010

▼ FOLD AND DETACH HERE ▼

PROUROCARE MEDICAL INC. PROXY

6440 Flying Cloud Dr., Suite 101
Eden Prairie, Minnesota 55344

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 10, 2010

The stockholder(s) hereby appoints Richard C. Carlson and David F. Koenig, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of ProUroCare Medical Inc. to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 10, 2010, and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present.

The stockholder(s) hereby revoke(s) all previous proxies relating to the shares covered hereby and acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

▼ FOLD AND DETACH HERE ▼

1. To elect as Directors of ProUroCare Medical Inc. the nominees listed below:

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

____

Nominees:

(1) Richard C. Carlson (3) James L. Davis (5) Robert J. Rudelius
(2) Michael Chambers (4) David F. Koenig (6) Scott E. Smith

2. To ratify the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm of the Company for 2010.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Dated: ____________________________________, 2010

Signature: ____________________________________

Signature: ____________________________________

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.